                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           WASTE TECHNOLOGY CORP.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                             WASTE TECHNOLOGY CORP.
                             5400 RIO GRANDE AVENUE
                          JACKSONVILLE, FLORIDA 32205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                OCTOBER 16, 1995

TO THE STOCKHOLDERS:

     Notice is hereby given that the 1994 annual meeting of stockholders (the 'Annual Meeting') of Waste Technology Corp. (the 'Company') has been called for and will be held at 11:00 A.M., local time, on Monday, October 16, 1995, at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32205 for the following purposes:

          1. To elect one (1) Class III Director, Robert Roth, to the Board of Directors to hold office for three (3) years and until his successor shall have been elected and qualify;

          2. To approve the adoption of the Company's 1995 Stock Option Plan;

          3. To ratify the appointment by the Board of Directors of Coopers & Lybrand, to serve as the independent certified public accountants for the current fiscal year; and

          4. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on August 31, 1995 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 5400 Rio Grand Avenue, Jacksonville, Florida 32205, for ten (10) days prior to October 16, 1995.

                                              By Order of the Board of Directors

                                                                   Ted C. Flood,
                                                                       President

Dated: September 1, 1995

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                             WASTE TECHNOLOGY CORP.

                                PROXY STATEMENT
                                    GENERAL

     This proxy statement is furnished by the Board of Directors of Waste Technology Corp., a Delaware corporation (sometimes the 'Company' or 'Waste Tech'), with offices located at 5400 Rio Grande Avenue, Jacksonville, Florida 32205, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on October 16, 1995 and at any adjournments thereof (the 'Annual Meeting'). This proxy statement will be mailed to stockholders beginning approximately September 2, 1995. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the one (1) Class III Director named therein; FOR the approval of the Company's 1995 Stock Option Plan; and FOR the ratification of the selection by the Board of Directors of Coopers & Lybrand, as the independent certified public accountants of the Company.

     A copy of the annual report of the Company for the fiscal year ended October 31, 1994 ('Fiscal 1994'), which contains financial statements audited by the Company's independent certified public accountants, accompanies this proxy statement.

     The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on August 31, 1995 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

     As of the Record Date, 2,431,551 shares of the Company's common stock, $.01 par value per share ('Common Stock') are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders. The Company also has 1,000,000 shares of Preferred Stock, $.001 par value per share authorized, none of which are outstanding.

     Management knows of no business other than that specified in Items 1, 2 and 3 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth information, as of August 31, 1995 with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock:

                                          AMOUNT AND NATURE       APPROXIMATE
                                            OF BENEFICIAL         PERCENTAGE
                 NAME                       OWNERSHIP(1)           OF CLASS
---------------------------------------   -----------------       -----------

Ted C. Flood                                   653,867(2)             26.9%
7972 Los Robles Court
Jacksonville, FL 32256

Morton S. Robson                               304,927(3)             12.5%
230 Park Avenue
New York, NY 10169

Charles B. Roth and                            156,609(4)              6.4%
Marta M. Roth
1840 Spice Circle
Jacksonville, FL 32215

------------------

(1) Unless noted to the contrary, all shares of Common Stock are directly held with the sole voting and dispositive power residing in the persons indicated.

(2) Consists of 309,500 shares held directly; and 344,367 shares owned by the Waste Technology Corp. Employees Profit Sharing Trust of which Messrs. Flood, Robson and Morrison are Trustees.

(3) Consists of 50,727 shares held directly; 1,200 shares held as custodian for his minor son; 252,500 shares held by Robson & Miller, of which Mr. Robson is the senior partner; and 500 shares held by the Robson & Miller pension plan. Excludes 44,864 shares held by Kenneth N. Miller, a partner of Mr. Robson who is the beneficial and record owner of such shares. Does not include the 344,367 shares owned by the Waste Technology Corp. Employees Profit Sharing Trust of which Messrs. Flood, Robson and Morrison are trustees since these shares are included in Mr. Flood's holdings and their inclusion here would be duplicative.

(4) Includes shares owned by family members as follows: Patricia B. Roth (62,091), Steven F. Roth (46,666), and (44,552) Charles B. Roth and Marta Roth. An irrevocable proxy has been granted to management of the Company to vote such shares.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

GENERAL

     The Board of Directors is divided into three (3) classes of directors ('Class I', 'Class II', and 'Class III'), with each class having as nearly the same number of directors as practicable. The term of each Class III Director will expire at the Annual Meeting; the term of each Class I director shall expire at the 1995 annual meeting of stockholders to be held in next year in 1996; and the term of each Class II director shall expire at the 1996 annual meeting of stockholders to be held in two (2) years in 1997. Stockholders elect such class of directors, Class I, Class II, or Class III, as the case may be, to succeed such class directors whose terms are expiring, for a three (3) year term, and such class of directors shall serve until the successors are elected and qualify.

     The following is the apportionment of existing directors into classes:

NO. OF CLASS                              TERM EXPIRES              MEMBERS/NOMINEES
----------------------------------   ----------------------        -------------------

Class III                            1994 Annual                   Vacant/Robert Roth
                                     Stockholder's Meeting
                                     (October 16, 1995)

Class I                              1995 Annual                   Alan Morrison
                                     Stockholder's Meeting         Russell McElroy
                                     (to be held in 1996)

Class II                             1996 Annual                   Morton S. Robson
                                     Stockholder's Meeting         Ted C. Flood
                                     (to be held in 1997)

     The Board of Directors consisted of five (5) persons during Fiscal 1994. There is one (1) nominee for Class III members of the Board, Robert Roth. Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of Mr. Roth as nominee for Class III Director at the Annual Meeting. If the nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

     The present Class III Director was elected by the stockholders at the Company's last annual meeting of stockholders held in November 1994. The remaining directors were each elected at the annual meeting of stockholders held in October 1993. With the exception of Ted C. Flood, the officers are elected annually by the directors and serve at the discretion of the board of directors. See 'Executive Compensation--Employment Agreements'. There are no family relationships between executive officers or directors of the Company. However, Robert Roth is the father of Patricia B. Roth, Steven F. Roth and Charles B. Roth, major shareholders of the Company. See 'Certain Transactions'.

BOARD OF DIRECTORS


     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two (2) members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held two (2) meetings (or executed consents in lieu thereof) in Fiscal 1994, and all of the directors attended at least 75% of the meetings of the Board except Alan Morrison.

     During Fiscal 1994 Messrs. Robson and Morrison and were the members of the Company's audit and compensation committees. In Fiscal 1994 the compensation committee and the audit committee did not hold any formal meetings.

     Management has agreed to use its best efforts to have Robert Roth elected as a director for so long as Patricia Roth and Steven Roth, his family members, own more than one (1%) percent of the outstanding shares of Common Stock. See 'Certain Transactions--Related Party Transactions--Ram.' Other than with regard to

Mr. Roth, there is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

     The following table sets forth information, as of the Record Date with respect to the beneficial ownership of the Company's Common Stock by the executive officers and directors of the Company and the directors and officers of the Company as a group:

                                             AMOUNT OF           APPROXIMATE
NAME AND ADDRESS OF                          BENEFICIAL           PERCENTAGE
BENEFICIAL OWNER                            OWNERSHIP(1)           OF CLASS
-----------------------------------------   ------------         ------------

Ted C. Flood                                    653,867(2)          26.9%

7972 Los Robles Court
Jacksonville, FL 32256

Morton S. Robson                                304,927(3)          12.5%
230 Park Avenue
New York, NY 10169

Alan Morrison                                   120,000(4)           4.7%
875 E. Camino Real,
Apt. 10-C
Boca Raton, FL 33432

Russell McElroy                                  77,960(5)           3.1%
1623 Louvre Drive
Jacksonville, Florida 32256

Robert Roth                                       1,650(6)       Less than 1%
2000 Kentmere Parkway
Wilmington, Delaware 19806

All Officers and                              1,396,802(7)          53.0%
Directors As A
Group (6 persons)

------------------

(1) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

(2) Consists of 309,500 shares held directly; and 344,367 shares owned by the Waste Technology Corp. Employees Profit Sharing Trust of which Messrs. Flood, Robson and Morrison are Trustees.

(3) Consists of 50,727 shares held directly; 1,200 shares held as custodian for his minor son; 252,500 shares held by Robson & Miller, of which Mr. Robson is the senior partner; and 500 shares held by the Robson & Miller pension plan. Excludes 44,864 shares held by Kenneth N. Miller, a partner of Mr. Robson who is the beneficial and record owner of such shares. Does not include the 344,367 shares owned by the Waste Technology Corp. Employees Profit Sharing Trust of which Messrs. Flood, Robson and Morrison are trustees since these shares are included in Mr. Flood's holdings and their inclusion here would be duplicative.

(4) Consists of options to purchase 120,000 shares. Does not include the 344,367 shares owned by the Waste Technology Corp. Employees Profit Sharing Trust of which Messrs. Flood, Robson and Morrison are trustees since these shares are included in Mr. Flood's holdings and their inclusion here would be duplicative.

(5) Consists of 17,960 shares beneficially owned as an IRA beneficiary, and options to purchase 60,000 shares.


(6) Excludes an aggregate of 154,959 shares held by family members.

(7) Includes shares owned by family members of Robert Roth as follows: Patricia
    B. Roth (62,091), Steven F. Roth (46,666), and (44,552) Charles B. Roth and Marta Roth. An irrevocable proxy has been granted to management of the Company to vote such shares. Also includes options to purchase 205,000 shares.

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

     The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director, each director whose term does not expire at the Annual Meeting, and each executive officer of the Company:

     Ted C. Flood, age 64, was elected as the President and Chief Executive Officer of the Company on February 23, 1993. He is also the President and Chief Executive Officer of Consolidated Baling Machine ('CBM'), a wholly-owned subsidiary, and International Baler Corp. ('IBC'), a majority owned subsidiary of the Company. He was elected as a Director of the Company in May, 1989. From 1960 to 1972 he was president of Peabody Solid Waste Management Company (EZ
Pack). From 1972 to 1975 Mr. Flood was a corporate vice-president of marketing for Browning Ferris Industries. During the period from 1977 to 1988 he was the principal shareholder and president of Solid Waste Recovery Systems.

     Morton S. Robson, age 72, was elected a Director and the Secretary of the Company in 1989. On February 23, 1993, he was elected Executive Vice President of the Company. Since 1977 Mr. Robson has been the senior partner of the law firm of Robson & Miller, which acts as general counsel to the Company. Mr. Robson obtained an LLB degree from St. John's University School of Law.

     Alan Morrison, age 69, has served as a Director of the Company since January, 1986. Mr. Morrison has been a management consultant and private investor since 1971. In 1970, he was the founder of SCA Services, Inc., a waste disposal company. For more than 25 years, he has been a director of the Dauphin Deposit Bank of Hanover, Pennsylvania.

     Russell McElroy, age 68, was appointed by the Board Of Directors as a Director of the Company in March 1993. Mr. McElroy has been active in sales of balers, and other recycling equipment, and sales management of baler companies for the past 21 years. He has been an employee of IBC since 1986. He is currently Assistant To the Chairman of IBC and CBM. From 1978 to 1985, Mr. McElroy was an officer and director of Selco Products Company, Baxley, GA.

     Robert Roth, age 70, is the Chairman of the Board and Treasurer of Georgetowne Electric, Ltd., and a director of Keystone Insurance Co., both publicly held companies. For more than the past five (5) years, in addition to being the Chairman of the Board and Treasurer of Georgetowne Electric, Ltd., he has also been the President and Chief Executive Officer of Browning Weldon Corp., a privately held financial company.

     William E. Nielsen, age 47, joined the Company in June 1994 as its Chief Financial Officer. Prior to joining the Company, Mr. Nielsen acted as a financial consultant to Fletcher Barnun Inc., a privately held manufacturing concern, from October 1993 through June 1994. He was the Vice President, Administration and Finance at Unison Industries, Inc. (1980-July 1993), Division Controller at Clow Corporation (1977-1980), Assistant to the Controller at Bliss & Laughlin Industries, Inc. (1974-1977), Financial Analyst at Northwest Industries, Inc. (1972-1974) and served in the United States Army from 1970-1972. Mr. Nielsen received a B.B.A in Finance and an M.B.A. at Western Illinois University in 1969 and 1970, respectively.

EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company's Chief Executive Officer and each of the Company's executive officers whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during fiscal years ended October 31, 1994, October 31, 1993 and October 31, 1992(1):

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION                    LONG TERM AWARDS
                                            --------------------------------------------    -----------------------
                                                                            OTHER ANNUAL    NUMBER
NAME AND                                              SALARY       BONUS    COMPENSATION      OF        ALL OTHER
PRINCIPAL POSITION                          YEAR        ($)         ($)         ($)         OPTIONS    COMPENSATION
-----------------------------------------   ----    -----------    -----    ------------    -------    ------------
Leslie N. Erber,                            1994       50,000(2)    -0-           -0-           -0-         -0-(5)
former Chief
Executive Officer                           1993      112,294(3)    -0-        14,054           -0-         -0-
and President of
the Company and IBC                         1992      199,650(4)    -0-        52,063           -0-         -0-

Ted C. Flood,                               1994      125,134(6)    -0-           -0-       250,000         -0-(9)
Chief Executive
Officer and                                 1993      132,836(7)    -0-        12,798           -0-         -0-
President of the
Company and IBC                             1992      106,515(8)    -0-        30,331           -0-         -0-

------------------

(1) The law firm of Robson & Miller has provided legal services for the Company. Morton S. Robson, the Executive Vice President and Secretary and a Director of the Company, is the senior partner of Robson & Miller. During the Fiscal 1994, Robson & Miller received $60,000 from Waste Tech and $12,174 from IBC as payment for legal services rendered. As of the end of Fiscal 1994, accrued but unpaid legal fees due to Robson & Miller from Waste Tech amounted to $425,051.

(2) Mr. Erber received a monthly consulting fee of $5,000 after his termination as an executive officer.


(3) Leslie N. Erber, formerly President of the Company, received remuneration of $36,000 from the Company and $76,294 from IBC during the fiscal year ended October 31, 1993. Mr. Erber is no longer an officer of the Company.

(4) Leslie N. Erber, formerly President of the Company, received remuneration of $99,825 from the Company and $99,825 from IBC during the Fiscal 1992. Mr. Erber is no longer an officer of the Company.

(5) As of October 31, 1994, Mr. Erber owned no restricted shares of the Company's Common Stock.

(6) Ted C. Flood, President of the Company and President of the Company's subsidiaries received $103,434 in compensation from IBC during the fiscal year ended October 31, 1994 and $21,700 from Consolidated during that period.

(7) Ted C. Flood, formerly Executive Vice President of the Company and presently President of the Company and President of the Company's subsidiaries received $97,836 in compensation from IBC during the fiscal year ended October 31, 1993 and $35,000 from Consolidated during that period.

(8) Ted C. Flood, formerly Executive Vice President of the Company and presently President of the Company and President of the Company's subsidiaries received $86,515 in compensation from IBC during the fiscal year ended October 31, 1992 and $20,000 from Consolidated during such period.

(9) As of October 31, 1994, Mr. Flood held 59,500 shares of restricted Common Stock of Waste Tech, with an aggregate value of $96,985, based upon the average of the bid and asked price of the Common Stock of $1.63 on October 31, 1994, as reported by The Nasdaq Stock Market, Small Cap.

     Except as set forth below, no director of the Company received remuneration for services as a director during the Fiscal 1994. In March 1994, Mr. McElroy, a director, was granted an option to purchase 25,000 shares of the Company's Common Stock for a ten year period at $1.00 per share.

     The following table sets forth certain information relating to stock option grants during Fiscal 1994 to the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers whose compensation exceeded $100,000 for Fiscal 1994:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                          INDIVIDUALIZED GRANTS
                                                 ------------------------------------------------------------------------
                                                                          PERCENT OF TOTAL
                                                 NUMBER OF SECURITIES       OPTIONS/SARS
                                                      UNDERLYING             GRANTED TO        EXERCISE OR
                                                     OPTIONS/SARS           EMPLOYEES IN       BASE PRICE      EXPIRATION

                     NAME                            GRANTED (#)            FISCAL 1994          ($/SH)           DATE
----------------------------------------------   --------------------     ----------------     -----------     ----------
Ted C. Flood                                            250,000                  100%             $1.00          3/14/04

     The following table sets forth certain information relating to option exercises effected during Fiscal 1994, and the value of options held as of such date by each of the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers whose compensation exceeded $100,000 for Fiscal 1994:

                   AGGREGATE OPTION EXERCISES FOR FISCAL 1994
                           AND YEAR END OPTION VALUES


                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED     VALUE(1) OF UNEXERCISED
                                                                        OPTIONS/SARS         IN-THE-MONEY OPTIONS/SARS
                                                                    AT OCTOBER 31, 1994         AT OCTOBER 31, 1994
                               SHARES ACQUIRED      VALUE ($)           EXERCISABLE/                EXERCISABLE/
            NAME                 ON EXERCISE       REALIZED(2)         UNEXERCISABLE                UNEXERCISABLE
----------------------------   ---------------     -----------     ----------------------     -------------------------
Ted C. Flood                         -0-               -0-                250,000/0                  $ 156,250/0

------------------

(1) Total value of unexercised options is based upon the fair market value of the Common Stock as reported by the Nasdaq Stock Market, Small Cap, of $1.63 on October 31, 1994.

(2) Value realized in dollars is based upon the difference between the fair market value of the Common Stock on the date of exercise, and the exercise price of the option.

EMPLOYMENT AND SEVERANCE AGREEMENTS


     On May 7, 1993 Mr. Erber executed and delivered to the Company, a Termination Agreement dated as of February 23, 1993 (the 'Termination Agreement'). Pursuant to the terms of the Termination Agreement, the employment agreements of Mr. Erber with the Company and IBC that were scheduled to expire on August 31, 1993, were terminated effective February 23, 1993. Mr. Erber remained as an employee of IBC until November 1, 1993 and thereafter became a consultant in the area of acquisitions to IBC until August 22, 1994, in return for remuneration equal to $5,000 per month. Mr. Erber also resigned as a director of the Company and all of its subsidiaries. In addition, Mr. Erber returned to the Company all of the shares of the Company's stock that he beneficially owned that were not subject to prior liens and in his possession, constituting 171,341 shares in the aggregate. Such shares have become treasury shares. Mr. Erber has also returned 163,450 shares of common stock of IBC that he beneficially owned to the Company. In consideration for the return of the aforementioned shares, the Company forgave indebtedness in the amount of $698,527 owed to it by Mr. Erber.

     IBC is a party to an employment agreement with Ted C. Flood with a term of 5 years, commencing as of August 1, 1993 and ending August 31, 1998, providing for annual compensation at the rate of $100,627 per annum with annual increases of 5%. Mr. Flood is the President and Treasurer of IBC.

     On June 3, 1989, IBC entered into a Severance Agreement (the 'Agreement') with Ted C. Flood, its President. The Agreement provides, among other things, that, in the event of a change in control of IBC as that term is defined in the Agreement, and the subsequent termination of Mr. Flood's employment by IBC other than for cause or by Mr. Flood for good reason, (as such terms are defined in the Agreement), IBC shall pay to Mr. Flood, in addition to his salary at the date of termination, a lump-sum severance payment equal to 2.99 times the greater of his annual salary rate in effect as of the date of termination or such rate in effect immediately prior to the change in control, together with compensation for other benefits to which he would have been entitled.

     The initial term of the Agreement was from May 3, 1989 through April 30, 1991. It was, and thereafter it shall be, automatically extended for one year periods, unless IBC shall give written notice of termination, at least one year prior to the termination date, of its desire not to extend the Agreement. In the event of a change in control of the Company, however, the Agreement shall continue in effect for not less than 24 months after such change in control.

CERTAIN TRANSACTIONS

  Loans to Officers and Directors

     As of the Fiscal 1994 Morton S. Robson, the Company's Executive Vice President and Secretary and a Director and corporate counsel, was indebted to the Company. The transaction giving rise to the obligations owed to the Company by Mr. Robson is described below.

     On April 12, 1990, four individuals, including Leslie N. Erber, then Chairman of the Board and President of the Company, and Morton S. Robson entered into an agreement with a group of dissident shareholders to purchase an aggregate of 294,182 shares at a purchase price of $4.00 per share. Mr. Erber and Mr. Robson each purchased 134,951 shares of stock. Such number of shares and purchase price have been adjusted to reflect the one for four (1:4) reverse stock split effected on November 13, 1991. The dissidents had previously filed Forms 14B with the Commission indicating their intention of seeking control of the Company through the solicitation of consents from shareholders to a reduction in the number of directors and the replacement of the present directors with directors nominated by the dissident group. As part of the agreement to purchase the shares, the dissident shareholders who were selling their shares agreed that, for a period of ten years, they would not seek to obtain control of the Company or solicit proxies in opposition to the Board of Directors on any matter.

     Messrs. Erber and Robson and the two other persons borrowed the aggregate amount of $1,244,328 from the Company in 1990 and 1991 to purchase these shares. Most of the loan (91.5%) was made in equal amounts to the President and the Secretary. Those advances were secured by a lien on the 294,182 shares of Common Stock. In addition, Mr. Erber agreed to transfer to the Company as additional collateral, 156,000 shares of stock of the Company. Approximately one-half of this sum was advanced on April 12, 1990 and the balance during 1991. In April 1990, promissory notes evidencing the first half of the funds were executed by these persons bearing interest at the rate of 9% per annum and payable in three annual installments commencing on April 12, 1991. Thereafter, independent members of the Company's Board of Directors unanimously extended the payment due date of each payment for one (1) year. New promissory notes to the Company were thereafter executed for the full amount of the advance, payable in three annual installments commencing April 12, 1992. The notes were secured by a lien on all of these shares which were acquired. In June 1992, $200,000 of the principal amount of these loans was repaid to the Company through a sale of 100,000 of the acquired shares at $2.00 per share. Payment of the remainder of the principal due in 1993 and 1994, together with the accrued interest, was deferred for one year by the Company's Board of Directors, and subsequently deferred again until 1995 and 1996.

     Thereafter, Mr. Erber, in connection with his termination as President of the Company, turned in all of his stock in to the Company and IBC in full satisfaction of his obligation of $698,527. Mr. Robson still owes the Company $448,364 together with accrued interest. As of the end of fiscal 1994, the Company owed Mr. Robson's law firm $425,051. The largest aggregate outstanding loan balance of Mr. Robson during the past two (2) fiscal years was $622,655.

  Legal Services

     The law firm of Robson & Miller has provided legal services for the Company and its subsidiaries. Morton S. Robson, the Secretary and a Director of the Company is a partner of Robson & Miller, general counsel to the Company. During the Fiscal 1994, Robson & Miller received $60,000 from the Company and from IBC $12,174 as payment for legal services rendered. As of the end of fiscal 1994 accrued but unpaid legal fees due to Robson & Miller from the Company amounted to $425,051. In fiscal 1994 Robson & Miller was granted an option to purchase 250,000 shares at $1.00 per share for a five year period, in consideration of forbearing collection of past due legal fees.

  Conflicts of Interest

     Each of Messrs. Flood and Robson are directors of both the Company and its majority owned subsidiary, IBC. Conflicts of interest may arise for Messrs. Flood and Robson in transactions between the Company and IBC. Additionally, counsel to the company is Robson & Miller, of which Mr. Robson is the senior partner. Conflicts of interests may arise as the result of such relationship.

  Ram


     Pursuant to the terms of an agreement executed and delivered on May 7, 1993 between Charles Roth and the Company, Charles Roth relinquished his right to require the Company to purchase 92,584 shares of Common Stock at $2.00 per share, and further agreed not to sell any of such shares prior to April 1, 1994 (or except in a limited instance, prior to September 1, 1993), and thereafter in amounts not to exceed five percent (5%) of such shares in any forty-five (45) day period. In consideration thereof, the Company agreed to register such shares for sale on or about April 1, 1994 and keep such registration current until March 31, 1996, and to issue to Charles

Roth such number, if any, of shares of Common Stock as will equal the difference between $2.00 times the number of shares to be sold together with an amount equal to the amount of income taxes attributable to Charles Roth as the result of such transaction, if any, less the sales price of the shares of Common Stock actually sold. However, as of the date hereof the Company has not registered for sale such shares of Common Stock. Charles Roth has agreed to cast his vote as a shareholder for the slate of directors proposed by management for so long as Robert Roth is a director of the Company.

     In addition, on May 10, 1993, Patricia Roth, Steven Roth and Robert Roth executed and delivered an agreement to the Company wherein Patricia Roth and Steven Roth, the holders of an aggregate of 93,646 shares of Common Stock, relinquished their right to require the Company to purchase such shares at a purchase price of $2.00 per share, and further agreed not to sell any of such shares prior to April 1, 1994 (or except for a limited instance, prior to September 1, 1993), and thereafter in amounts not to exceed five percent (5%) of such shares in any forty-five (45) day period. In consideration thereof, the Company agreed to register such shares for sale through March 31, 1996, and to issue to Patricia Roth and Robert Roth such number, if any, of shares of Common Stock as will equal the difference between $2.00 times the number of shares to be sold together with an amount equal to the amount of income taxes attributable to Patricia Roth and Steven Roth as the result of such transaction, if any, less the sales price of the shares of Common Stock actually sold. However, as of the date hereof the Company has not registered for sale such shares of Common Stock.

     Further, for so long as Patricia Roth and Steven Roth are the owners of more than one percent (1%) of the number of outstanding shares of Common Stock, the Company has agreed to use its best efforts to cause the election of Robert Roth as a member of the Board of Directors, and until April 1, 1996, Patricia Roth and Steven Roth have agreed to cast their votes as shareholders for the slate of directors proposed by management for so long as Robert Roth is a director of the Company.

                                PROPOSAL NO. 2:
                        PROPOSAL TO ADOPT THE COMPANY'S
                             1995 STOCK OPTION PLAN

General

     On June 13, 1995 the Board of Directors of the Company adopted, subject to the approval of the Company's shareholders, the 1995 Stock Option Plan (the '1995 Plan'), a copy of which is included as Exhibit A to this Proxy Statement.

Under the 1995 Plan, 'incentive stock options' within the meaning of Section 442A of the Internal Revenue Code of 1986, as amended (the 'Code'), may be granted to key employees, including officers and directors who are employees, and nonqualified stock options and/or stock appreciation rights ('SARs') may be granted to key employees, officers, directors and consultants, of the Company and its present and future subsidiaries to purchase an aggregate of 1,000,000 shares of the Company's Common Stock (the 'Common Stock').

     The purpose of the 1995 Plan is to aid the Company in attracting and retaining key employees, officers, directors and consultants and to secure for the Company the benefits of the incentive inherent in equity ownership by such persons who are responsible for causing the Company's growth and success. Accordingly, the Board of Directors unanimously recommends that shareholders approve the 1995 Plan. The approval of the 1995 Plan by the shareholders will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting.

Shares Subject to the 1995 Plan

     The maximum number of shares as to which options may be granted under the 1995 Plan (subject to adjustment as described below) is 1,000,000 shares of Common Stock. Upon expiration, cancellation or termination of unexercised options, the shares with respect to which such options shall have been granted will again be available for grant under the 1995 Plan.

Administration

     The 1995 Plan is administered by the Board of Directors, or if appointed, by a stock Option Committee consisting of at least two (2) members of the Board of Directors, none of whom is eligible to participate under the 1995 Plan. (The group administering the 1995 Plan is referred to as the 'Committee').

Grants of Options

     The Committee has the authority under the 1995 Plan to determine the terms of options and/or SARs granted under the 1995 Plan, including, among other things, whether an option shall be an incentive or a nonqualified stock option, the individuals who shall receive them, whether an SAR shall be granted separately, in tandem with or in addition to options, the number of shares to be subject to each option and/or SAR, the date or dates each option or SAR shall become exercisable and the exercise price or base price of each option and SAR; provided, however, that the exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common stock on the date of grant and not less than 110% of the fair market value in the case of an optionee who at the time of grant owns more than ten percent (10%) of the total combined voting power of the Company, or of any subsidiary or parent of the Company.

Terms and Conditions of Options

     The options and SARs to be granted under the 1995 Plan will be subject to, among other things, the following terms and conditions:


     (a) Options and SARs may be granted for terms determined by the Committee, provided, however, that the term of an incentive stock option may not exceed ten
(10) years, and in the case of an optionee who at the time of grant owns more than ten percent (10%) of the combined voting power of the Company, or of any subsidiary or parent of the Company, the term of an incentive option may not exceed five (5) years.

     (b) Options are payable in full upon exercise or, in the discretion of the Committee, installments. Payment of the exercise price of an option may be made, in the discretion of the Committee, in cash, in shares of Common Stock or any combination thereof.

     (c) Options and SARs may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the employee's lifetime only by him or her.

     (d) If the employment of the holder of an option is terminated for any reason other than death or a permanent and total disability, then such option and/or SAR shall terminate immediately, unless otherwise agreed by the Committee and specifically set forth in a Contract. In the case of the death or disability of the holder of an option and/or SAR while employed (or death within three (3) months after termination of employment), his or her legal representative or beneficiaries may exercise the option, within twelve (12) months after the date of such death or disability, but in no event after the expiration of the term of the option and/or SAR.

     (e) The holder is required to pay to the Company the amount which the Company determines is necessary to meet its obligation to withhold federal, state and local taxes incurred by reason of the exercise of a nonqualified stock option or the disqualifying disposition of shares acquired upon the exercise of an incentive stock option.

Option Contracts

     Each option and/or SAR will be evidenced by a written contract between the Company and the employee receiving the grant. Such contract may provide, among other things, that (a) the holder agrees to remain in the employ of the Company or a subsidiary, at the election of the Company, for the later of (i) the period of time determined by the Committee at or before the time of grant or (ii) the date to which he is then contractually obligated to remain associated with the Company or a subsidiary, and (c) the optionee will notify the Company of any disqualifying disposition of shares acquired pursuant to the exercise of an incentive stock option and pay any required withholding or other tax.

Adjustment in Event of Capital Changes

     Appropriate adjustments shall be made in the number and kind of shares available under the 1995 Plan, in the number and kind of shares subject to each outstanding option and SAR and in the exercise prices and base prices thereof in the event of any change in the Common Stock by reason of any stock dividend, recapitalization, merger, consolidation, reorganization, split-up, combination or exchange of shares or the like.


Duration and Amendment of the 1995 Plan

     No option may be granted pursuant to the 1995 Plan after June 12, 2005. The Board of Directors may at any time terminate or amend the 1995 Plan; provided, however, that without the approval of the Company's shareholders, no amendment may be made which would (a) increase the maximum number of shares available for the grant of options (except the anti-dilution adjustments described above), (b) otherwise materially increase the benefits accruing to participants under the 1995 Plan or (c) change the eligibility requirements for employees who may receive options.

Federal Income Tax Treatment

     The following is a general summary of the federal income tax consequences under current tax law of incentive stock options, nonqualified stock options and SARs. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Securities Exchange Act of 1934, and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     An optionee will not recognize taxable income for federal income tax purposes upon the grant of an incentive stock option, a nonqualified stock option or an SAR.

     In the case of an incentive stock option, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two (2) years after the date of grant and more than one (1) year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, a portion of his or her gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount. Under current law, long-term capital gains are generally taxed at the same rate as ordinary income.

     Upon the exercise of a nonqualified stock option, the optionee recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company is generally entitled to a deduction for such amount of the date of exercise so long as the Company properly withholds income taxes thereon. If the optionee later sells shares acquired pursuant to the nonqualified stock option, he or she will recognize long-term or short-term capital gain or loss. Net capital gains (net long term less net short term gains) are taxed at the 28% marginal rate, whereas ordinary income can be taxed at 36% and 39.6% marginal rates.

     In the case of an SAR, the optionee recognizes ordinary income and the Company may deduct an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the exercise date over the base price thereof.

     In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares over the exercise price therefor is a tax preference item. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option preference) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

Options Granted Under the 1995 Plan

     Options have been granted under the Plan to purchase an aggregate of 860,000 shares of Common Stock. Options to purchase an aggregate of 260,000 shares were granted to existing employees, including options to purchase 35,000 shares to Russell McElroy and 25,000 shares to William E. Nielsen, a director and the chief financial officer, respectively. Options to purchase an aggregate of 600,000 were granted to four (4) recently retained employees of the Company's wholly-owned subsidiary, International Press and Shear Corp., which are exercisable 120,000 shares per year for a five year period commencing one (1) year after such subsidiary commences operations.

Required Vote

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the passage of this proposal. If this proposal is not approved by the stockholders, then the 1995 Plan will not meet the requirements of SEC rule 16b-3, but the outstanding options will remain in effect. However, officers and directors of the Company will loose a substantial benefit. Under SEC rule 16b-3, options granted pursuant to a plan in accordance with rule 16b-3 are exempt from the short swing liability provisions of Section 16 of the Securities Exchange Act of 1934, provided that the underlying shares of Common Stock are not sold for at least six (6) months after the date of grant. Accordingly, the Board of Directors unanimously recommends that the stockholders vote in favor of this proposal.

                                  PROPOSAL 3:
                          RATIFICATION OF SELECTION OF
                   COOPERS & LYBRAND AS INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of Coopers & Lybrand, independent certified public accountants, to audit the accounts for the Company for fiscal year ending October 31, 1995 ('Fiscal 1995'). The firm of Coopers & Lybrand has audited the Company's financial statements since 1991. The Company is advised that neither that firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Coopers & Lybrand to be well qualified for the function of serving as the Company's auditors. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Coopers & Lybrand with the Company's financial and other affairs due to its previous service as auditors for the Company.

     A representative of Coopers & Lybrand is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of Coopers & Lybrand as the Company's independent certified public accountants for Fiscal 1995.

                            STOCKHOLDERS' PROPOSALS

     Proposals of stockholders intended to be presented at the 1995 annual meeting must be received in writing, by the President of the Company at its offices by May 3, 1996 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

                                              By Order of the Board of Directors

                                                               Morton S. Robson,
                                                                       Secretary

                                                                       EXHIBIT A
                             1995 STOCK OPTION PLAN
                                       OF
                             WASTE TECHNOLOGY CORP.

     1. PURPOSES OF THE PLAN. This stock option plan (the 'Plan') is designed to provide an incentive to key employees, officers, directors and consultants of Waste Technology Corp., a Delaware corporation (the 'Company'), and its present and future subsidiary corporations, as defined in Paragraph 17 ('Subsidiaries'), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of 'incentive stock options,' within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code'), nonqualified stock options and stock appreciation rights ('SARs').

     2. SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock, $.01 par value per share, of the Company ('Common Stock') for which options or SARs may be granted under the Plan shall not exceed 1,000,000. Such shares may, in the discretion of the Board of Directors, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 14, any shares subject to an option or SAR which for any reason expire, are canceled or are terminated unexercised (other than those which expire, are canceled or terminated pursuant to the exercise of a tandem SAR or option) shall again become available for the granting of options or SARs under the Plan. The number of shares of Common Stock underlying that portion of an option or SAR which is exercised (regardless of the number of shares actually issued) shall not again become available for grant under the Plan.

     3. ADMINISTRATION OF THE PLAN.

     (a) The Plan shall be administered by the Board of Directors, or if appointed, by a Stock Option Committee consisting of not less than two (2) members of the Board of Directors, all of whom shall be 'disinterested persons' within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. (The group administering the plan is referred to as the 'Committee'). The failure of any of the Committee members to qualify as a 'disinterested person' shall not otherwise affect the validity of the grant of any option or SAR, or the issuance of shares of Common Stock otherwise validly issued upon exercise of any such option. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

     (b) Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the individuals who shall receive options and SARS; the times when they shall receive them; whether an option shall be an incentive or a nonqualified stock option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments, and if in installments, the number of shares to be subject to each installment; whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the optionee's exercise of an SAR; whether to require that the optionee remain in the employ of the Company or its Subsidiaries for a period of time from and after the date the option or SAR is granted to him; the amount necessary to satisfy the Company's obligation to withhold taxes; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option or SAR and to waive any such restriction; to subject the exercise of all or any portion of an option or SAR to the fulfillment of contingencies as specified in the Contract (described in Paragraph 12), including without limitations, contingencies relating to financial objectives (such as earnings per share, cash flow return, return on investment or growth in sales) for a specified period for the Company, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

     4. ELIGIBILITY. The Committee may, consistent with the purposes of the Plan, grant incentive stock options to key employees (including officers and directors who are employees) and nonqualified stock options and/or SARs to key employees, officers, directors and consultants of the Company or any of its Subsidiaries from time to time, within 10 years from the date of adoption of the Plan by the Board of Directors, covering such number of shares of Common Stock as the Committee may determine; provided, however, that the aggregate market value (determined at the time the stock option is granted) of the shares for which any eligible person may be granted incentive stock options under the Plan or any plan of the Company, or of a Parent or a Subsidiary of the Company which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Any option (or portion thereof) granted in excess of such amount shall be treated as a nonqualified stock option.

     5. EXERCISE PRICE AND BASE PRICE.

     (a) The exercise price of the shares of Common Stock under each option and the base price for each SAR shall be determined by the Committee; provided, however, in the case of an incentive stock option, the exercise price shall not be less than 100% of the fair market value of the Common Stock on the date of grant, and further provided, that if, at the time an incentive stock option is granted, the optionee owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price shall not be less than 10% of the fair market value of the Common Stock subject to the option at the time of the granting of such option.

     (b) The fair market value of the Common stock on any day shall be (a) if the principal market for the Common stock is a national securities exchange, the average between the high and low sales prices of the Common stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ('NASDAQ'), and
(i) if actual sales price information is available with respect to the Common Stock, then the average between the high and low sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Common Stock on such day on NASDAQ; or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, then the average between the highest bid and lowest asked prices for the Common Stock on such day as reported by National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

     6. TERM. The term of each option and SAR granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the term of each incentive stock option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of granting thereof, and further, provided, that if, at the time an incentive stock option is granted, the optionee owns (or is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the incentive stock option shall be for a period not exceeding five (5) years. Options shall be subject to earlier termination as hereinafter provided.

     7. EXERCISE.

     (a) An option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office stating whether an incentive or nonqualified stock option or SAR is being exercised, specifying the number of shares as to which such option or SAR is being exercised, and in the case of an option, accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) in the discretion of the Committee (a) in cash or by certified check, (b) with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) any combination thereof. In addition, upon the exercise of a nonqualified stock option or SAR, the Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determined is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of such exercise. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares pursuant to any such option or SAR until all required payments have been made. Fair market value of the shares shall be determined in accordance with Paragraph 5.

     (b) A person entitled to receive Common Stock upon the exercise of an option or SAR shall not have the rights of a shareholder with respect to such shares until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares in payment of an option exercise price shall have the rights of a shareholder with respect to such previously acquired shares.

     (c) In no case may a fraction of a share be purchased or issued under the Plan. Any option granted in tandem with an SAR shall no longer be exercisable to the extent the SAR is exercised, and the exercise of the related option shall cancel the SAR to the extent of such exercise.

     8. STOCK APPRECIATION RIGHTS.

     (a) An SAR may be granted separately, in tandem with or in addition to any option, and may be granted before, simultaneously with or after the grant of an option hereunder. In addition, the holder of an option may, in lieu of making the payment required at the time of exercise under Paragraph 7, include in the written notice referred to therein an 'election' to exercise the option as an SAR. In such case, the Committee shall have fifteen (15) days from the receipt of notice of the election to decide, in its sole discretion, whether or not to accept the election and notify the option holder of its decision. If the Committee consents, such exercise shall be treated as the exercise of an SAR with a base price equal to the exercise price.

     (b) Upon the exercise of an SAR, the holder shall be entitled to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the base price of the SAR. Such amount shall be paid, in the discretion of the Committee, in cash, Common Stock having a fair market value on the date of payment equal to such amount, or a combination thereof. For purposes of this Paragraph 8, fair market value shall be determined in accordance with Paragraph 5.

     9. TERMINATION OF ASSOCIATION WITH THE COMPANY.

     (a) Any holder of an incentive option whose association with the Company (and its Subsidiaries) has terminated for any reason other than his death or permanent and total disability (as defined in Section 22(e)(3) of the Code) may exercise such option, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but in no event after the expiration of the term of the option; provided, however, that if his association shall be terminated either (i) for cause, or (ii) without the consent of the Company, said option shall terminate immediately.

     (b) Unless otherwise agreed by the Committee and specifically set forth in a Contract, any and all nonqualified stock options or SARs granted under the Plan shall terminate simultaneously with the termination of association of the holder of such nonqualified option or SAR with the Company (and its Subsidiaries) for any reason other than the death or permanent and total disability (as defined in Section 22(e)(3) of the Code) of such holder.

     (c) Options and SARs granted under the Plan shall not be affected by any change in the status of an optionee so long as he continues to be associated with the Company or any of the Subsidiaries.

     (d) Nothing in the Plan or in any option or SAR granted under the Plan shall confer on any individual any right to continue to be associated with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the holder's association at any time for any reason whatsoever without liability to the Company or any of its subsidiaries.

     10. DEATH OR DISABILITY OF AN OPTIONEE.

     (a) If an optionee dies while he is associated with the Company or any of its Subsidiaries, or within three (3) months after such termination for the holder of an incentive option (unless such termination was for cause or without the consent of the Company), the option or SAR may be exercised, to the extent exercisable on the death, by his executor, administrator or other person at the time entitled by law to his rights under the option or SAR, at any time within one (1) year after death, but in no event after the expiration of the term of the option or SAR.

     (b) Any holder whose association with the Company or its Subsidiaries has terminated by reason of a permanent and total disability (as defined in Section 22(e)(3) of the Code) may exercise his option or SAR, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but in no event after the expiration of the term of the option or SAR.

     11. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its discretion, as a condition to the exercise of an option or SAR that either (a) a registration statement under the Securities Act of 1933, as amended (the 'Securities Act'), with respect to such shares shall be effective at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option or SAR under the Securities Act. In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares subject to such option or SAR on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option or SAR, or the issue of shares thereunder, such option or SAR may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     12. STOCK OPTION AND SAR CONTRACTS. Each option and SAR shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee, and which shall provide, among other things, (a) that the optionee agrees that he will remain in the employ of the Company or its Subsidiaries, at the election of the Company, for the later of
(i) the period of time determined by the Committee at or before the time of grant or (ii) the date to which he is then contractually obligated to remain associated with the Company or its Subsidiaries, (b) that in the event of the exercise of an option or an SAR which is paid with Common stock, unless the shares of Common Stock received upon such exercise shall have been registered under an effective registration statement under the Securities Act, such shares will be acquired for investment and not with a view to distribution thereof, and that such shares may not be sold except in compliance with the applicable provisions of the Securities Act, and (c) that in the event of any disposition of the shares of Common Stock acquired upon the exercise of an incentive stock option within two (2) years from the date of grant of the option or one (1) year from the date of transfer of such shares to him, the optionee will notify the Company thereof in writing within 30 days after such disposition, pay the Company, on demand, in cash an amount necessary to satisfy its obligation, if any, to withhold any Federal, state and local income taxes or other taxes by reason of such disqualifying disposition and provide the Company, on demand, with such information as the Company shall reasonably request to determine such obligation.

     13. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger, consolidation, reorganization, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares available under the Plan, the aggregate number and kind of shares subject to each outstanding option and SAR and the exercise prices and base prices thereof shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

     14. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on June 13, 1995. No options may be granted under the Plan after June 12, 2005. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that incentive stock options granted hereunder meet the requirements for 'incentive stock options' under the Code, or any comparable provisions thereafter enacted and conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the prior or subsequent approval of a majority of the Company's outstanding stock entitled to vote thereon which would (a) except as contemplated in Paragraph 13, increase the maximum number of shares for which options may be granted under the Plan,
(b) materially increase the benefits to participants under the plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option.

     15. NONTRANSFERABILITY OF OPTIONS. No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, or qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, and options and SARs may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options and SARs may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not subject to execution, attachment or similar process.

     16. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of directors may, without further approval by the shareholders, substitute new options for prior options and new SARs for prior SARs of a Constituent Corporation (as defined in Paragraph 17) or assume the prior options or SARs of such Constituent Corporation.

     17. DEFINITIONS.

     (a) The term 'Subsidiary' shall have the same definition as 'subsidiary corporation' in Section 425(f) of the Code.

     (b) The term 'Parent' shall have the same definition as 'parent corporation' in Section 425(e) of the Code.

     (c) The term 'Constituent Corporation' shall mean any corporation which engages with the Company, its Parent or Subsidiary, in a transaction to which section 425(a) of the Code applies (or would apply if the option or SAR assumed or substituted were an incentive stock option), or any Parent or any Subsidiary of such corporation.

     18. CONDITIONS PRECEDENT.  The Plan shall be subject to

     (a) approval by the holders of a majority of shares of the Company's capital stock outstanding and entitled to vote thereon at the next meeting of its shareholders, or the written consent of the holders of a majority of shares that would have been entitled to vote thereon; and

     (b) notification of the adoption of the Plan to The Nasdaq Stock Market by the filing of the appropriate documents, forms and exhibits, and no options or SARs granted hereunder may be exercised prior to fifteen (15) days after such filing, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such filing.


     (c) Notwithstanding anything to the contrary contained herein, if this Plan is not approved by the shareholders of the Company, then the Plan will not meet the requirements of SEC rule 16b-3, but the outstanding options will nevertheless remain in effect.

                             WASTE TECHNOLOGY CORP.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Ted C. Flood and Morton S. Robson as proxies (the 'Proxies'), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of Waste Technology Corp. (the 'Company') held of record by the undersigned on August 31, 1995 at the Annual Meeting of stockholders to be held at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32205, on Friday, October 16, 1995 at 11:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

PLEASE MARK BOXES / / IN BLUE OR BLACK INK.

1.  Election of one Class III Director: Robert Roth
   (MARK ONLY ONE OF THE TWO BOXES FOR THIS ITEM)
   / / VOTE FOR the nominee named above
                                  (OR)
   / / VOTE WITHHELD as to the nominee named above.

2.  Proposal to approve the adoption of the Company's 1995 Stock Option Plan

                      / / FOR   / / AGAINST   / / ABSTAIN

3. Proposal to ratify appointment of Coopers & Lybrand as the Company's independent certified public accountants:

                      / / FOR   / / AGAINST   / / ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    When properly executed, this Proxy will be voted as directed. If no direction if made, this Proxy will be voted 'FOR' Proposals 1, 2 and 3.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

    PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                   Dated: _____________________________ , 1995

                                   ___________________________________________
                                   Signature
                                   ___________________________________________
                                   Print Name(s)
                                   ___________________________________________
                                   Signature, if held jointly